Exhibit 4.26(c)

Schedule of Omitted Supplemental Indentures to Supplemental Indentures relating to the Company’s Senior Secured Notes

4.75% Senior Secured Notes due 2023 (Sixth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplemental Indenture, dated as of March 31, 2020 (the “Supplement to the Sixth Supplemental Indenture”), to the indenture, dated as of August 1, 2011 (the “Base Indenture”) and filed as Exhibit 4.26(b) to the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”) as supplemented by the Sixth Supplemental Indenture dated as of October 23, 2012, and filed as Exhibit 4.26(a) to the Annual Report, except as to the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Sixth Supplemental Indenture entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston - PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston - TRMC, LLC

•	Savannah Health Services, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida - DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division - CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

•	December 6, 2013

•	Poinciana Medical Center, Inc.

•	U.S. Collections, Inc.

•	West Florida - MHT, LLC

•	West Florida - PPH, LLC

•	North Texas - MCA, LLC

•	December 7, 2012

•	HCA American Finance LLC

5.00% Senior Secured Notes due 2024 (Eighth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Sixth Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Eighth Supplemental Indenture dated as of March 17, 2014 and filed as Exhibit 4.30 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Eighth Supplemental Indenture”), and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston - PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston - TRMC, LLC

•	Savannah Health Services, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida - DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division - CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

5.25% Senior Secured Notes due 2025 (Tenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Sixth Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Tenth Supplemental Indenture dated as of October 17, 2014 and filed as Exhibit 4.33 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Tenth Supplemental Indenture”), and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston - PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston - TRMC, LLC

•	Savannah Health Services, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida - DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

•	November 9, 2015

•	Putnam Community Medical Center of North Florida, LLC

•	PatientKeeper, Inc.

•	January 9, 2015

•	Mountain Division - CVH, LLC

•	Citrus Memorial Hospital, Inc.

•	Citrus Memorial Property Management, Inc.

•	Primary Health, Inc.

•	Pearland Partner, LLC

•	HCA Pearland GP, Inc.

•	Columbia Healthcare System of Louisiana, Inc.

•	SCRI Holdings LLC

•	Vision Consulting Group, LLC

•	Vision Holdings, LLC

•	Southpoint, LLC

•	WCP Properties, LLC

•	CHCA Pearland, L.P.

•	Sarah Cannon Research Institute, LLC

5.25% Senior Secured Notes due 2026 (Fifteenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Sixth Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Fifteenth Supplemental Indenture dated as of March 15, 2016 and filed as Exhibit 4.42 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Fifteenth Supplemental Indenture”), and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston - PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston - TRMC, LLC

•	Savannah Health Services, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida - DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

4.50% Senior Secured Notes due 2027 (Sixteenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Sixth Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Sixteenth Supplemental Indenture dated as of August 15, 2016 and filed as Exhibit 4.45 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Sixteenth Supplemental Indenture”), and the following subsidiary guarantors on the dates indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston - PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston - TRMC, LLC

•	Savannah Health Services, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

•	January 10, 2017

•	Oviedo Medical Center, LLC

•	East Florida - DMC, LLC

•	Oklahoma Holding Company, LLC

•	Medicredit, Inc.

•	The Outsource Group, Inc.

•	Outpatient Services Holdings, Inc.

•	H2U Wellness Centers, Inc.

•	SSHR Holdco, LLC

•	JPM AA Housing, LLC

5.50% Senior Secured Notes due 2047 (Eighteenth Supplemental Indenture)

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Sixth Supplemental Indenture, except as to the indenture being supplemented, the names of the subsidiary guarantors listed on the signature pages thereto and the dates on which such supplemental indentures were entered into. These supplemental indentures are not being filed as exhibits to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

Supplemental indentures to the Base Indenture as supplemented by the Eighteenth Supplemental Indenture dated as of June 22, 2017 and filed as Exhibit 4.49 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent (the “Eighteenth Supplemental Indenture”), and the following subsidiary guarantors on the date indicated:

•	January 3, 2018

•	Southeast Georgia Health Service, LLC

•	Sebring Health Services, LLC

•	Houston - PPH, LLC

•	Cy-Fair Medical Center Hospital, LLC

•	North Houston - TRMC, LLC

•	Savannah Health Services, LLC

•	Houston NW Manager, LLC

•	Weatherford Health Services, LLC

The supplemental indentures referenced below are substantially identical in all material respects to the Supplement to the Sixth Supplemental Indenture, except as to the indenture being supplemented. These supplemental indentures are not being filed as an exhibit to the Annual Report in reliance on Instruction 2 to Item 601 of Regulation S-K.

5.00% Senior Secured Notes due 2024 (Eighth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Eighth Supplemental Indenture.

5.25% Senior Secured Notes due 2025 (Tenth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Tenth Supplemental Indenture.

5.25% Senior Secured Notes due 2026 (Fifteenth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Fifteenth Supplemental Indenture.

4.50% Senior Secured Notes due 2027 (Sixteenth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Sixteenth Supplemental Indenture.

5.50% Senior Secured Notes due 2047 (Eighteenth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Eighteenth Supplemental Indenture.

1/8% Senior Secured Notes due 2023 (Twenty-Third Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Base Indenture as supplemented by the Twenty-Third Supplemental Indenture dated as of June 12, 2019 and filed as Exhibit 4.59 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent.

5 1/8% Senior Secured Notes due 2039 (Twenty-Fourth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Base Indenture as supplemented by the Twenty-Fourth Supplemental Indenture dated as of June 12, 2019 and filed as Exhibit 4.60 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent.

5 1/4% Senior Secured Notes due 2049 (Twenty-Fifth Supplemental Indenture)

Supplemental indenture, dated as of March 31, 2020, to the Base Indenture as supplemented by the Twenty-Fifth Supplemental Indenture dated as of June 12, 2019 and filed as Exhibit 4.61 to the Annual Report, entered into among Delaware Trust Company, as trustee and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent.